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                                                                     EXHIBIT 4.3

                                  $75, 000,000

                                NETEASE.COM, INC.

          Zero Coupon Convertible Subordinated Notes due July 15, 2023

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

                                                                    July 8, 2003

Credit Suisse First Boston LLC
Eleven Madison Avenue
New York, NY 10010-3629

Dear Sirs:

     NetEase.com, Inc., a Cayman Islands company (the "Company"), proposes to issue and sell to Credit Suisse First Boston LLC (the "Initial Purchaser"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), $25,000,000 aggregate principal amount (plus up to an additional $75,000,000 principal amount) of its Zero Coupon Convertible Subordinated Notes due July 15, 2023 (the "Initial Securities"). The Initial Securities will be convertible into ordinary shares, par value US$0.0001 per share, of the Company (the "Ordinary Shares") at the conversion price set forth in the Offering Circular dated July 9, 2003. The Initial Securities will be issued pursuant to an Indenture, dated as of July 14, 2003 (the "Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"). As an inducement to the Initial Purchaser to enter into the Purchase Agreement, the Company agrees with the Initial Purchaser, for the benefit of (i) the Initial Purchaser and (ii) the holders of the Initial Securities and the Ordinary Shares issuable upon conversion of the Initial Securities (collectively, the "Securities") from time to time until such time as such Securities have been sold pursuant to a Shelf Registration Statement (as defined in Section 1(a)) (each of the forgoing a "Holder" and collectively the "Holders"), as follows:

     1. Shelf Registration. (a) The Company shall, at its cost, prepare and, as promptly as practicable (but in no event more than 90 days after so required or requested pursuant to this Section 1) file with the Securities and Exchange Commission (the "Commission") and thereafter use commercially reasonable efforts to cause to be declared effective as soon as practicable a registration statement on Form F-3 (the "Shelf Registration Statement" relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 5) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") (hereinafter, the "Shelf Registration"); provided, however, that no Holder (other than the Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

     (b) The Company shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein (the "Prospectus") to be lawfully delivered by the Holders of the relevant Securities, for a period of two years from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto, (ii) are distributed to the public pursuant to Rule 144 under the Securities Act or (iii) are no longer restricted securities (as defined in Rule 144(k) under the Securities Act, or any successor rule thereof), assuming for this purpose that the Holders thereof are not affiliates of the Company (in any such case, such period being called the "Shelf Registration Period").

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     (c)  Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     2. Registration Procedures. In connection with the Shelf Registration contemplated by Section 1 hereof, the following provisions shall apply:

     (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that the Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Shelf Registration Statement, shall consider in good faith such comments to each such document as the Initial Purchaser reasonably may propose; and (ii) include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

     (b) Not less than 30 calendar days prior to the effective date of the Shelf Registration Statement (the "Effective Date"), the Company shall mail the Notice and Questionnaire substantially in the form of Annex A hereto to the Holders of Securities. No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Date, and no Holder shall be entitled to use the prospectus forming a part thereof for offers and resales of Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company within 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holder. Notwithstanding the foregoing, upon the request of any Holder of Securities that did not return a Notice and Questionnaire on a timely basis or did not receive a Notice and Questionnaire because it was a subsequent transferee of Securities after the Company mailed the Notice and Questionnaire,
(x) the Company shall send a Notice and Questionnaire to such Holder at the address set forth in such request and (y) upon receipt of a properly completed Notice and Questionnaire from such Holder, the Company shall use commercially reasonable efforts to name such Holder as a selling securityholder in the Shelf Registration Statement by means of a pre-effective amendment or, if permitted by the Commission, by means of a post-effective amendment or a prospectus supplement to the Shelf Registration; provided, however, that the Company shall have no obligation to pay Additional Interest to such Holder for its failure to file a pre-effective amendment, post-effective amendment or prospectus supplement.

     (c) The Company shall give written notice to the Initial Purchaser and the Holders of the Securities (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made):

          (i) when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

          (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

          (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

          (v) of (x) the happening of any event that requires the Company to make changes in the Shelf Registration Statement or the Prospectus in order that the Shelf Registration Statement or the Prospectus does not contain an untrue statement of a material fact nor omit to state a material fact required to be stated

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     therein or necessary to make the statements therein (in the case of the
     Prospectus, in light of the circumstances under which they were made) not misleading and (y) the occurrence or existence of any pending corporate development that makes it appropriate to suspend the use of the related prospectus pursuant to Section 2(j) below.

Upon receipt of the Company's notice pursuant to clauses (ii) through (v) hereof, subject to the provisions of this Agreement, each Holder agrees not to sell any Securities pursuant to the Shelf Registration Statement until such Holder receives of the supplemented or amended prospectus, or until it is advised in writing by the Company that the prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated by reference in such prospectus.

     (d) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

     (e) The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, the related prospectus and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

     (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration as many copies of the Prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

     (g) Prior to any public offering of the Securities pursuant to the Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions within the United States of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

     (h) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends (unless otherwise required by law) and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to the Shelf Registration Statement.

     (i)  Upon the occurrence of any event contemplated by clauses (ii) through
(v) of Section 2(c) above during the period for which the Company is required to maintain an effective Shelf Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus and any other required document so that, as thereafter delivered to Holders or purchasers of the Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (j) Notwithstanding anything to the contrary herein, the Company may suspend the use of the prospectus for a period not to exceed 45 days in any 90-day period or an aggregate of 120 days in any 12-month period if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company's obligations hereunder), including, without limitation, the acquisition or divestiture of assets, pending corporate developments, public filings with the Commission and similar events, it is in

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the interest of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

     (k) Not later than the effective date of the Shelf Registration Statement, the Company will provide CUSIP numbers for the Initial Securities and the Ordinary Shares registered under the Shelf Registration Statement, and provide the Trustee with printed certificates for the Initial Securities, in a form eligible for deposit with The Depository Trust Company.

     (l) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

     (m) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, (the "Trust Indenture Act") in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

     (n) In addition to the information contained in the Notice and Questionnaire, the Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

     (o) The Company shall enter into such customary underwriting and other agreements and take all such other actions, if any, as reasonably required in order to facilitate an Underwritten Offering (as defined in Section 7(a)), if one is requested pursuant to Section 7.

     (p) If the offering is to be underwritten pursuant to Section 7, the Company shall (i) make reasonably available for inspection by any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated by one counsel designated by and on behalf of the selling Holders and their underwriters as described in Section 3 hereof.

     (q) The Company, if requested by 33% of the Holders of Securities covered by the Shelf Registration Statement, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof, and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 2(o) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Securities; the absence of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the Securities, or any agreement of the type referred to in Section 2(o) hereof; the compliance as to form of the Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with

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the requirements of the Securities Act and the Trust Indenture Act,
respectively; and, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act of 1934, as amended (the "Exchange Act")); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the Securities and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

     (r) The Company will use commercially reasonable efforts to (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by holders of a majority in aggregate principal amount of Securities covered by the Shelf Registration Statement, or by the managing underwriters, if any.

     (s) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Shelf Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

     (t) The Company shall use commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

     3. Registration Expenses. (a) All expenses incident to the Company's performance of and compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement is ever filed or becomes effective, including without limitation:

          (i)   all registration and filing fees and expenses;

          (ii) all fees and expenses of compliance with federal securities and state "blue sky" or securities laws;

          (iii) all expenses of incurred for (A) printing, including the printing of certificates for the Securities to be issued but excluding the printing of prospectuses as provided in subsection (c) of this Section 3,
     (B) messenger and delivery services and (C) telephone and fax services;

          (iv) all fees and disbursements of counsel for the Company (except as provided in subsection (c) of this Section 3);

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          (v)   all application and filing fees in connection with listing the
     Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

          (vi) all fees and disbursements of independent certified public accountants of the Company, including the expenses of any special audit and comfort letters required by or incident to such performance (except as provided in subsection (c) of this Section 3).

The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and the expenses of any person, including special experts, retained by the Company.

     (b) In connection with the Shelf Registration Statement required by this Agreement, the Company will reimburse the Initial Purchaser and the Holders of Securities covered by the Shelf Registration Statement, for the reasonable fees and disbursements of not more than one counsel, designated by the Holders of a majority in principal amount of the Securities covered by the Shelf Registration Statement (provided that, for the purposes of determining such majority, holders of Ordinary Shares issued upon the conversion of the Initial Securities shall be deemed to be Holders of the aggregate principal amount of Initial Securities from which such Ordinary Shares were converted) to act as counsel for the Holders in connection therewith.

     (c)(x) Each selling Holder of Securities in an Underwritten Offering (as defined in Section 7(a)) shall (i) pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such selling Holder's Securities and (ii) reimburse the Company for any out-of-pocket expenses it reasonably incurs for performing any of its obligations under Sections 2(o), 2(r) and 2(s), and (y) each selling Holder of Securities in any offering under the Shelf Registration Statement shall reimburse the Company for any out-of-pocket expenses it reasonably incurs in connection with (i) the printing and delivery of the prospectuses pursuant to
Section 2(f) and (ii) the performance of its obligations under Section 2(q) and shall pay for all expenses payable in connection with such Holder's conversion of the Company's Ordinary Shares into American depositary shares.

     4. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder, and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities registered under the Shelf Registration Statement) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or prospectus including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that
(i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to the Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such Holder; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify

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underwriters in any Underwritten Offering (as defined in Section 7(a)), their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

     (b) Each Holder, severally and not jointly, will indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

     (c) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party

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in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this
Section 4(d), the Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

     (e) The agreements contained in this Section 4 shall survive the sale of the Securities pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

     5. Additional Interest Under Certain Circumstances. (a) Additional interest (the "Additional Interest") with respect to the Initial Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below being herein called a "Registration Default"):

          (i) the Shelf Registration Statement has not been filed with the Commission by the 90/th/ day after the first date of original issuance of the Initial Securities;

          (ii) the Shelf Registration Statement has not been declared effective by the Commission by the 180/th/ day after the first date of original issue of the Initial Securities; or

          (iii) the Shelf Registration Statement is declared effective by the Commission but (A) the Shelf Registration Statement thereafter ceases to be effective or (B) the Shelf Registration Statement or the Prospectus ceases to be usable in connection with resales of Transfer Restricted Securities (as defined in Section 5(e)) during the periods specified herein because either (1) any event occurs as a result of which the Prospectus forming part of such Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Shelf Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission .

     Additional Interest shall accrue on the Initial Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.50% per annum (the "Additional Interest Rate").

     (b) A Registration Default referred to in Section 5(a)(iii) hereof shall be deemed not to have occurred and be continuing in relation to the Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to the Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus, provided that, the Company is proceeding promptly and in good faith to amend or supplement the Shelf Registration Statement and related prospectus to describe such events as required by paragraph 2(i) hereof; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the date such Registration Default occurs until such Registration Default is cured.

     (c)  The parties hereto agree that the Additional Interest provided for in
Section 5(a) constitutes a reasonable estimate of the damages that may be incurred by Holders of Securities by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available for effecting resales of Securities in accordance with the provisions hereof, and that the Additional Interest shall be the exclusive remedy at law or in equity or otherwise available to the Holders of Securities for such Registration Default.

     (d) Any amounts of Additional Interest due pursuant to Section 5(a) will be payable in cash semi-annually on April 15 and October 15 (each an "Additional Interest Payment Date") during the continuation of a Registration Default and the Additional Interest Payment Date that succeeds the end of a period of Registration Default. The amount of Additional Interest will be determined by multiplying the Additional Interest Rate by the principal amount of the Initial Securities, further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

     (e) "Transfer Restricted Securities" means each Security until (i) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (ii) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary contained herein, no Additional Interest shall accrue as to any Initial Securities from and after the date they cease to be Transfer Restricted Securities.

     6. Rules 144 and 144A. The Company shall use commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by the Initial Purchaser upon request. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

     7. Underwritten Registrations. (a) The Holders of at least 33% in aggregate principal amount of then-outstanding Transfer Restricted Securities may elect to participate in one Underwritten Offering of the Transfer Restricted Securities (an "Underwritten Offering") (provided that, for the purpose of determining such percentage, holders of Ordinary Shares issued upon conversion of the Initial Securities shall not be deemed holders of Ordinary Shares, but shall be deemed to be holders of the aggregate principal amount of Initial Securities from which such Ordinary Shares were converted).

     (b) If any of the Transfer Restricted Securities covered by the Shelf Registration are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in the Underwritten Offering (provided that, for the purposes of determining such majority, holders of Ordinary Shares issued upon conversion of the Initial Securities shall not be deemed holders of Ordinary Shares, but shall be deemed to be holders of the aggregate principal amount of Initial Securities from which such Ordinary Shares were converted).

     No person may participate in the Underwritten Offering unless such person
(i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) agrees in writing to pay its share of the expenses incurred in connection therewith in accordance with Section 3(c).

     8.   Miscellaneous.

     (a) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

     (b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents (provided that holders of Ordinary Shares issued upon conversion of Initial Securities shall not be deemed holders of Ordinary Shares, but shall be deemed to be holders of the aggregate principal amount of Initial Securities from which such Ordinary Shares were converted). Without the consent of the Holder of each Initial Security, however, no modification may change the provisions relating to the payment of Additional Interest.

     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

          (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.

          (2)  if to the Initial Purchaser:

                    Credit Suisse First Boston LLC
                    Eleven Madison Avenue
                    New York, NY 10010-3629
                    Tel. No.: (212) 325-2000
                    Fax No.: (212) 325-8278
                    Attention: Transactions Advisory Group

     with a copy to:

                    Davis Polk & Wardwell
                    The Hong Kong Club Building
                    3A Chater Road
                    Hong Kong
                    Tel. No.: 852-2533-3300
                    Fax No.: 852-2533-3388
                    Attention: James D. Phyfe

          (3)  if to the Company, at its address as follows:

                    NetEase.com
                    Suite 1901, Tower E3
                    The Towers, Oriental Plaza, Dong Cheng District Beijing 100738, People's Republic of China
                    Tel. No.: 8610-8518-0163
                    Fax No.: 8610-8518-3618
                    Attention: Chief Financial Officer
     with a copy to:

                    Morrison & Foerster
                    21/F, Entertainment Building
                    30 Queen's Road, Central
                    Hong Kong
                    Tel. No.: 852-2585-0888
                    Fax No.: 852-2585-0800
                    Attention: Jonathan Lemberg

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; ten business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the third day after delivery, if sent by express air courier guaranteeing next day delivery.

     (d) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

     (e) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     By the execution and delivery of this Agreement, the Company submits to the nonexclusive jurisdiction of any federal or state court in the State of New York.

     (i) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (j) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     (k) Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed CT Corporation System, 111 Eighth Avenue, 13/th/ Floor, New York, New York 10011 (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in the State of New York or brought under federal or state securities laws, and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the nonexclusive jurisdiction of any such court in any such suit or proceeding, and
(iii) agrees that service of process upon CT Corporation System and written notice of said service to the Company shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as any of the Securities shall be outstanding. To the extent that the Company may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of this Agreement, to the fullest extent permitted by law.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchaser and the Company in accordance with its terms.

                                        Very truly yours,

                                        NetEase.com, Inc.


                                        by: /s/ Ted Sun
                                            ------------------------------------
                                            Name: Ted Sun
                                            Title: Acting CEO & a Director


The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first above
written.

Credit Suisse First Boston LLC


By: /s/ Rodney Tsang
    --------------------------------
    Name: Rodney Tsang
    Title: Director

                                     ANNEX A

             Form of Selling Securityholder Notice and Questionnaire

     The undersigned beneficial holder of Zero Coupon Convertible Subordinated Notes due 2023 (the "Notes") of NetEase.com, Inc. (the "Company") or ordinary shares, par value $0.0001 per share (the "Ordinary Shares" and, together with the Notes, the "Securities"), of the Company understands that the Company has filed or intends to file with the Securities and Exchange Commission a registration statement (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended, of the Securities in accordance with the terms of the Registration Rights Agreement, dated as of July 8, 2003 (the "Registration Rights Agreement"), among the Company and the initial purchaser named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

     Each beneficial owner of Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Securities pursuant to the Shelf Registration Statement, a beneficial owner of Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions). In order to have Securities included in the Shelf Registration Statement (or a supplement or amendment thereto), this Notice of Registration Statement and Sellin Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company at the address set forth herein for receipt ON OR BEFORE [insert date that is 28 days from the date of the Notice and Questionnaire].

     Notwithstanding the foregoing, upon the request of any Holder of Securities that did not return a Notice and Questionnaire on a timely basis or did not receive a Notice and Questionnaire because it was a subseqent transferee of Securtiis after the Company mailed the Notice and Qeustionnaire, (x) the Company shall send a Notice and Quetionnaire to such Holder at the address set forth in such request and (y) upon receipt of a properly completed Notice and Questionnaire from such Holder, the Company shall use commercially reasonable efforts to name such Holder as a selling securityholder in the Shelf Registration Statement by means of a pre-effective amendment or, if permitted by the Commission, by means of a post-effective amendment or a Prospectus supplement to the Shelf Registration Statement; provided, however,that the Company shall have no obligation to pay Additional Interest to such Holder for its failure to file a pre-effective amendment, a post-effective amendment or Prospectus supplement.

     Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

                                     Notice

     The undersigned beneficial owner (the "Selling Securityholder") of Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Securities beneficially owned by it and listed below in
Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement.

     The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement as if the undersigned Selling Securityholder were an original party thereto.

     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  Questionnaire

1.   (a)  Full Legal Name of Selling Securityholder:

     ___________________________________________________________________________

     (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Securities listed in Item (3) below are held:

     ___________________________________________________________________________

     (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Securities listed in Item (3) below are held:

     ___________________________________________________________________________

2.   Address for Notices to Selling Securityholder:
     ___________________________________________________________________________

     ___________________________________________________________________________

     Telephone:
               _________________________________________________________________

     Fax:
         _______________________________________________________________________

     Contact Person:
                    ____________________________________________________________

3.   Beneficial Ownership of Securities:

     (a)  Type and principal amount of Securities beneficially owned:

     ___________________________________________________________________________

     (b)  CUSIP No(s). of Securities beneficially owned:

     ___________________________________________________________________________

4.   Beneficial Ownership of the Company's securities owned by the Selling
     Securityholder:

     Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any "Other Securities," defined as securities of the Company other than the Securities listed above in Item
     (3).

     (a)  Type and amount of Other Securities beneficially owned by the Selling
          Securityholder:

     ___________________________________________________________________________

     (b)  CUSIP No(s). of such Other Securities beneficially owned:

     ___________________________________________________________________________

5.   Relationship with the Company:

     Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equityholders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

     State any exceptions here:
     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

6.   Plan of Distribution:

     Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all):
     Such Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Securities are sold through an Underwritten Offering, the Selling Securityholder will (i) pay underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Selling Securityholder's Securities and (ii) reimburse the Company for any out-of-pocket expenses it reasonably incurs for performing any of its obligations under Sections 2(o), 2(r) and 2(s) of the Registration Rights Agreement in connection with such Underwritten Offering. In any offering under the Shelf Registratin Statement, each Selling Securityholder will reimburse the Company for any out-of-pocket expenses it reasonably incurs in connection with (i) the printing and delivery of prospectuses pursuant to Section 2(f) of the Registration Rights Agreement and (ii) the performance of its obligations under Section 2(q) of the Registration Right Agreement and will pay for all expenses payable in conenction with such Selling Securityholder's conversion of the Company's Ordinary Shares into American depositary shares. Such Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Securities and deliver Securities to close out such short positions, or loan or pledge Securities to broker-dealers that in turn may sell such securities.

     State any exceptions here:
     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor Rules or regulations), in connection with any offering of Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

     The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

     The Selling Securityholder hereby agrees to deliver to the Company and the Trustee the Notice of Transfer set forth in Exhibit 1 to this Notice and Questionnaire following any sale of Securities pursuant to the Shelf Registration Statement.

     Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

     In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

     IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                        Beneficial Owner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                      PLEASE FAX THE COMPLETED AND EXECUTED
                    QUESTIONNAIRE AND RETURN THE ORIGINAL TO:


                                NetEase.com, Inc.
                              Suite 1901, Tower E3,
                           The Towers, Oriental Plaza
                               Dong Cheng District
                   Beijing, People's Republic of China 100738
                                (86-10) 8518-0163
                                 Attn: Denny Lee
                             Fax: (86-10) 8518-3618

                                                                       Exhibit 1
                                                                      to Annex A

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

NetEase.com, Inc.
Suite 1901, Tower E3,
The Towers, Oriental Plaza
Dong Cheng District
Beijing, People's Republic of China 100738
Attention: Chief Financial Officer

The Bank of New York
101 Barclay Street
21/st/ Floor West
New York, New York 10286, U.S.A.
Attention: Corporate Trust Services

With a copy to:

The Bank of New York
One Temasek Avenue
#02-01 Millenia Tower
Singapore 039192
Attention: Global Trust Services
Fax No.: 65-6883-0338

Re:  NetEase.com, Inc. (the "Company")
     Zero Coupon Convertible Subordinated Notes due 2023 (the "Securities")

Dear Sirs:

Please be advised that the undersigned has transferred $ _______________________ aggregate principal amount of the above-referenced Securities or ordinary shares of the Company, issued upon conversion, repurchase or redemption of the Securities, pursuant to an effective Registration Statement on Form _________________ (File No. 333- ________________ ) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Securities or ordinary shares is named as a selling securityholder in the Prospectus dated [date], or in amendments or supplements thereto, and that the aggregate principal amount of the Securities or number of ordinary shares transferred are [a portion of] the Securities or ordinary shares listed in such Prospectus, as amended or supplemented, opposite such owner's name.

                                             Very truly yours,

                                             -----------------------------------
                                             (Name)


                                        By:
                                             -----------------------------------
                                             (Authorized Signature)